Sage ESG Intermediate Credit ETF

GUDB

a series of Northern Lights Fund Trust IV

Supplement dated February 21, 2020

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated December 2, 2019

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The information in this Supplement amends certain information contained in the Summary Prospectus, Prospectus and SAI for Sage ESG Intermediate Credit ETF (the “Fund”), each dated December 2, 2019 (collectively, the “Registration Statement”). This Supplement replaces the Supplement to the Registration Statement dated January 24, 2020. The changes to the name and investment strategies of the Fund referenced in the Supplement dated January 24, 2020 will not be implemented.

The Fund’s investment objective remains the same which is:

Current Investment Objective
The Fund seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Sage ESG Intermediate Credit Index (the “Index”).

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Effective January 2, 2020, the Fund was listed on NYSE Arca, Inc. All references to Cboe BZX Exchange, Inc. are deleted in their entirety.

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This Supplement, the Supplement dated January 2, 2020, the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information, dated December 2, 2019, provide information that you should know before investing in the Fund and should be retained for future reference. The Summary Prospectus, Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-888-724-3911.